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                                                                          497(e)

                             SunAmerica Series Trust

    Supplement to the Statement of Additional Information dated July 9, 2001


            The first and second paragraphs under the heading "SUBADVISORY AGREEMENTS" on pages B-63 and B-64 of the Statement of Additional Information should be replaced in its entirety with the following:

            Alliance Capital Management L.P. ("Alliance"), Banc of America Capital Management, Inc. ("BACAP"), Davis Selected Advisers L.P. ("Davis Selected"), Federated Investment Counseling ("Federated"), U.S. Bancorp Piper Jaffray Asset Management ("USBPJAM"), Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Marsico Capital Management, LLC ("Marsico"), Morgan Stanley Investment Management Inc. ("MSIM"), Massachusetts Financial Services Company ("MFS"), WM Advisors, Inc. ("WMA") and Putnam Investment Management, Inc. ("Putnam") act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

            Alliance is a majority-owned subsidiary of AXA Financial, Inc. BACAP is a wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Federated is a wholly owned subsidiary of Federated Investors, Inc. USBPJAM, formerly First American Asset Management ("First American"), is a successor business to First American pursuant to an internal reorganization within U.S. Bancorp. USBPJAM is a subsidiary of U.S. Bank National Association, which is a subsidiary of U.S. Bancorp. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. GSAM is a unit of IMD. GSAM International is an affiliate of Goldman, Sachs & Co. MSIM is a subsidiary of Morgan Stanley. WMA is a wholly owned subsidiary of New America Capital, Inc., a holding company which in turn is a wholly owned subsidiary of Washington Mutual, Inc.




Dated: July 9, 2001


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